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                                                                   Exhibit 99.07

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              -----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-8
              -----------------------------------------------------

                Monthly Period:                  11/1/01 to
                                                 11/30/01
                Distribution Date:               12/10/01
                Transfer Date:                   12/7/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

 A.  Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1. The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                             Class A                    $1.65750
                                             Class B                    $1.82250
                                             CIA                        $2.24250
                                                                        --------
                                               Total (Weighted Avg.)    $1.72548

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                             Class A                    $1.65750
                                             Class B                    $1.82250
                                             CIA                        $2.24250
                                                                        --------
                                               Total (Weighted Avg.)    $1.72548

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  MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1996-8
  Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
        $1,000 original certificate principal amount
                                       Class A                    $      0.00000
                                       Class B                    $      0.00000
                                       CIA                        $      0.00000
                                                                  --------------
                                       Total (Weighted Avg.)      $      0.00000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1. Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which
        were allocated in respect of the Certificates
                                       Class A                    $57,615,199.59
                                       Class B                    $ 5,233,608.17
                                       CIA                        $ 6,598,897.28
                                                                  --------------
                                       Total                      $69,447,705.04

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1) The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the Certificates

                                       Class A                    $ 6,066,779.54
                                       Class B                    $   551,089.77
                                       CIA                        $   694,852.30
                                                                  --------------
                                       Total                      $ 7,312,721.61

        (b1) Principal Funding Investment Proceeds (to Class A)   $         0.00
        (b2) Withdrawals from Reserve Account (to Class A)        $         0.00
                                                                  --------------
             Class A Available Funds                              $ 6,066,779.54

        (c1) Principal Funding Investment Proceeds (to Class B)   $         0.00
        (c2) Withdrawals from Reserve Account (to Class B)        $         0.00
             Class B Available Funds                              $   551,089.77

        (d1) Principal Funding Investment Proceeds (to CIA)       $         0.00
        (d2) Withdrawals from Reserve Account (to CIA)            $         0.00
             CIA Available Funds                                  $   694,852.30

        (e1) Total Principal Funding Investment Proceeds          $         0.00
        (e2) Investment Earnings on deposits to Reserve Account   $         0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1996-8
Page 3

   3. Principal Receivable / Investor Percentages
      -------------------------------------------

      (a) The aggregate amount of Principal Receivables in
          the Trust as of 11/30/01                           $31,590,712,417.00


      (b) Invested Amount as of 11/30/01
          (Adjusted Class A Invested Amount
          during Accumulation Period)
                                            Class A          $   400,000,000.00
                                            Class B          $    36,200,000.00
                                            CIA              $    45,800,000.00
                                                             ------------------
                                            Total            $   482,000,000.00

      (c) The Floating Allocation Percentage:
                                            Class A                       1.266%
                                            Class B                       0.115%
                                            CIA                           0.145%
                                                                          ------
                                            Total                         1.526%

      (d) During the Accumulation Period: The Invested Amount
          as of ______ (the last day of the Revolving Period)
                                            Class A          $             0.00
                                            Class B          $             0.00
                                            CIA              $             0.00
                                                             ------------------
                                            Total            $             0.00

      (e) The Fixed/Floating Allocation Percentage:
                                            Class A                       1.266%
                                            Class B                       0.115%
                                            CIA                           0.145%
                                                                          ------
                                            Total                         1.526%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1996-8
Page 4


   4. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a) 30 - 59 days                                         $  523,039,137.84
      (b) 60 - 89 days                                         $  360,377,650.49
      (c) 90 - 119 days                                        $  257,849,955.32
      (d) 120 - 149 days                                       $  201,924,585.92
      (e) 150 - 179 days                                       $  161,401,435.12
      (f) 180 or more days                                     $            0.00
                                             Total             $1,504,592,764.69

   5. Monthly Investor Default Amount.
      --------------------------------

      (a) The aggregate amount of all defaulted Principal
          Receivables written off as uncollectible during
          the Monthly Period allocable to the Invested
          Amount (the aggregate "Investor Default Amount")
                                             Class A           $    1,901,284.41
                                             Class B           $      172,707.51
                                             CIA               $      217,761.65
                                                               -----------------
                                             Total             $    2,291,753.57


   6. Investor Charge-Offs & Reimbursements of Charge-Offs.
      -----------------------------------------------------

      (a) The aggregate amount of Class A Investor Charge-
          Offs and the reductions in the Class B Invested
          Amount and the CIA

                                             Class A           $            0.00
                                             Class B           $            0.00
                                             CIA               $            0.00
                                                               -----------------
                                             Total             $            0.00

      (b) The amounts set forth in paragraph 6(a) above,
          per $1,000 original certificate principal amount
          (which will have the effect of reducing, pro rata,
          the amount of each Certificateholder's investment)
                                             Class A           $            0.00
                                             Class B           $            0.00
                                             CIA               $            0.00
                                                               -----------------
                                             Total             $            0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 5


         (c) The aggregate amount of Class A Investor Charge-
             Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                       Class A                    $         0.00
                                       Class B                    $         0.00
                                       CIA                        $         0.00
                                                                  --------------
                                       Total                      $         0.00

         (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                    $         0.00
                                       Class B                    $         0.00
                                       CIA                        $         0.00
                                                                  --------------
                                       Total                      $         0.00

      7. Investor Servicing Fee
         ----------------------
         (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                       Class A                    $   500,000.00
                                       Class B                    $    45,250.00
                                       CIA                        $    57,250.00
                                                                  --------------
                                       Total                      $   602,500.00


      8. Reallocated Principal Collections
         ---------------------------------
             The amount of Reallocated CIA
             and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default
             Amounts or Investor Charge-Offs for the prior month.

                                       Class B                    $         0.00
                                       CIA                        $         0.00
                                                                  --------------
                                       Total                      $         0.00

      9. CIA Invested Amount
         -------------------
         (a) The amount of the CIA Invested Amount as of
             the close of business on the related Distribution
             Date after giving effect to withdrawals, deposits
             and payments to be made in respect of the
             preceding month                                      $45,800,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 6

          (b) The Required CIA Invested Amount as of the close
              of business on the related Distribution Date
              after giving effect to withdrawals, deposits and
              payments to be made in respect of the preceding
              month                                             $ 45,800,000.00

      10. The Pool Factor
          ---------------
              The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                Class A              1.00000000
                                                Class B              1.00000000
                                                Total                1.00000000

      11. The Portfolio Yield
          -------------------
            The Portfolio Yield for the related Monthly Period            12.50%

      12. The Base Rate
          -------------
            The Base Rate for the related Monthly Period                   4.30%


C     Information Regarding the Principal Funding Account
      ---------------------------------------------------
        1.  Accumulation Period

        (a) Accumulation Period Commencement Date                    11/01/2003

        (b) Accumulation Period Length (months)                               2

        (c) Accumulation Period Factor                                     4.05

        (d) Required Accumulation Factor Number                               8

        (e) Controlled Accumulation Amount                      $241,000,000.00

        (f) Minimum Payment Rate (last 12 months)                         12.86%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 7

      2. Principal Funding Account
         -------------------------

         Beginning Balance                                             $   0.00
           Plus: Principal Collections for related Monthly Period from
                 Principal Account                                         0.00
           Plus: Interest on Principal Funding Account Balance for
                 related Monthly Period                                    0.00

           Less: Withdrawals to Finance Charge Account                     0.00
           Less: Withdrawals to Distribution Account                       0.00
                                                                       --------
        Ending Balance                                                     0.00

      3. Accumulation Shortfall
         ----------------------

              The Controlled Deposit Amount for the previous
              Monthly Period                                           $   0.00

        Less: The amount deposited into the Principal Funding
              Account for the Previous Monthly Period                  $   0.00

              Accumulation Shortfall                                   $   0.00
                                                                       --------
              Aggregate Accumulation Shortfalls                        $   0.00

      4. Principal Funding Investment Shortfall
         --------------------------------------

              Covered Amount                                           $   0.00

        Less: Principal Funding Investment Proceeds                    $   0.00

                                                                       --------
              Principal Funding Investment Shortfall                   $   0.00
                                                                       --------

  D. Information Regarding the Reserve Account
     -----------------------------------------

      1. Required Reserve Account Analysis
         ---------------------------------

         (a) Required Reserve Account Amount percentage                 0.00000%

         (b) Required Reserve Account Amount ($)                       $   0.00
             .5% of Invested Amount or other amount
             designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date                $   0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date               $   0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 8

      2. Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date              $0.00

      3. Withdrawals from the Reserve Account
         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the related Transfer
         Date (1 (d) plus 2 above)                                        $0.00

      4. The Portfolio Adjusted Yield
         ----------------------------
         The Portfolio Adjusted Yield for the related Monthly Period       7.12%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                                First USA Bank, National Association
                                as Servicer


                                By:  /s/ Tracie Klein
                                     ----------------------
                                     Tracie Klein
                                     First Vice President